PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street, Des Moines, Iowa 50392
1-800-222-5852
February 27, 2015
Dear Contract Owner:
A Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. ("PVC") will be held at 655 9th Street, Des Moines, Iowa 50392, on April 10, 2015, at 10:00 a.m. Central Time (the "Meeting"). Contract owners can expect to receive their proxy statement/prospectus on or about February 27, 2015.
At the Meeting, shareholders of the LargeCap Blend Account II (the "Acquired Fund") will be asked to consider and approve a Plan of Acquisition (the "Plan") providing for the reorganization of the Acquired Fund into the Principal Capital Appreciation Account (the "Acquiring Fund").
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund, and the number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 17, 2015, or as soon as practicable threafter. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for shares of the Acquired Fund you owned as of February 6, 2015, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and concisely describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 9, 2015 or otherwise vote in a manner provided below by such date. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,

/s/ Michael J. Beer
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the LargeCap Blend Account II:
Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the LargeCap Blend Account II (the "Acquired Fund"), a separate series of Principal Variable Contracts Funds, Inc. ("PVC"), will be held at 655 9th Street, Des Moines, Iowa 50392, on April 10, 2015, at 10:00 a.m. Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Blend Account II into the Principal Capital Appreciation Account
The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record at the close of business on February 6, 2015 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Nora M. Everett
President and Chief Executive Officer
February 27, 2015
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
______________________
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2015
RELATING TO THE REORGANIZATION OF THE LARGECAP BLEND ACCOUNT II INTO THE PRINCIPAL CAPITAL APPRECIATION ACCOUNT
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Variable Contracts Funds, Inc. ("PVC") of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 655 9th Street, Des Moines, Iowa 50392, on April 10, 2015 at 10:00 a.m. Central Time (the "Meeting").
At the Meeting, shareholders of the LargeCap Blend Account II (the "Acquired Fund") will be asked to consider and approve a Plan of Acquisition (the "Plan") providing for the reorganization of the Acquired Fund into the Principal Capital Appreciation Account (the "Acquiring Fund"). Each of the Acquired Fund and the Acquiring Fund are generally referred to herein as a "Fund" and collectively, as the "Funds."
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund, and the number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 17, 2015, or as soon as practicable thereafter. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual Report to Shareholders of PVC contains additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended December 31, 2013. Copies of this report may be obtained without charge by writing PVC at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852.
A Statement of Additional Information dated February 27, 2015 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus, dated May 1, 2014 and as supplemented through the date of this registration statement and the Statement of Additional Information for PVC, dated May 1, 2014 as amended and restated November 18, 2014 and as supplemented through the date of this registration statement ("PVC SAI"), have been filed with the SEC (File No. 002-35570) and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.
PVC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 10, 2014. This Proxy Statement is available on the Internet at www.2voteproxy.com/PVCLC.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is February 27, 2015.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). PVC currently offers 39 separate series or funds (the "PVC Funds"), including the Acquired and Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company ("Principal Life"), and the investment advisor to the PVC Funds is Principal Management Corporation ("PMC"). Principal Funds Distributor, Inc. (the "Distributor" or "PFD") is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Their address is the Principal Financial Group, Des Moines, Iowa 50309.
Investment Management. Pursuant to an investment advisory agreement with PVC with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
LargeCap Blend Account II	ClearBridge Investments, LLC ("ClearBridge")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

Acquiring Fund	Sub-Advisor
Principal Capital Appreciation Account	Edge Asset Management, Inc. ("Edge")
Each of PMC, ClearBridge, Edge, and T. Rowe Price are registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.
ClearBridge is located at 620 8th Avenue, New York, NY 10018.
Edge is located at 601 Union Street, Suite 2200, Seattle, WA 98101-1377. Edge is an affiliate of PFG.
T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

THE REORGANIZATION
At a meeting held on December 9, 2014, the Board of Directors of PVC (the "Board"), including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PVC (the "Independent Directors"), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded with respect to the combination that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization as to the Acquired Fund are discussed under "Proposal: Approval of a Plan of Acquisition Providing for the Reorganization of the LargeCap Blend Account II into the Principal Capital Appreciation Account – Board Consideration of the Reorganization."
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date of the Reorganization is expected to be April 17, 2015, or as soon as practicable thereafter. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of the Plan attached hereto as Appendix A.
The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquiring Fund has experienced similar performance with the Acquiring Fund outperforming the Acquired Fund in calendar years 2009, 2010, 2011 and 2013*. The Acquiring Fund has a lower advisory fee than the Acquired Fund and the Acquired Fund shareholders are expected to see lower overall net operating expense ratios in the Acquiring Fund than in the Acquired Fund with respect to both share classes. The Funds have identical investment objectives with each seeking to provide long-term growth of capital. The Funds also have similar investment policies and risks in that both generally invest in companies with large market capitalizations as well as value and/or growth characteristics, although the method of stock selection of the sub-advisors of the Funds is different. The Board believes that combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See "Information About the Reorganization - Federal Income Tax Consequences."
The Reorganization will not result in any material change in the purchase, redemption, and exchange procedures followed with respect to the distribution of shares. See "Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares."
As discussed above and as a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has better similar performance* and better prospects for growth than the Acquired Fund and they are expected to experience a decrease in fund operating expenses. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by the Acquired Fund. The costs are estimated to be $21,000. The Acquired Fund will pay any trading costs associated with redemptions made in the Acquired Fund prior to the merger. The Acquired Fund will also pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. Given the differing investment styles of the Acquired and Acquiring Funds' sub-advisors, approximately 70% of the Acquired Fund's securities will be sold. The explicit trading costs (brokerage fees) are estimated to be $43,000 with an approximate gain of $20,307,000 on a U.S. GAAP basis. The per share capital gain that will be recognized on the sale of securities is estimated to be $1.40.
* Past performance may not be indicative of future performance.

PROPOSAL:
Approval of a Plan of Acquisition Providing for the Reorganization of the
LargeCap Blend Account II into the Principal Capital Appreciation Account
Shareholders of the LargeCap Blend Account II (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Principal Capital Appreciation Account (the "Acquiring Fund").
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds.
The Funds have the same investment objective with each Fund seeking to provide long-term growth of capital. The Funds also have similar investment policies and risks in that both generally invest in companies with large market capitalizations as well as value and/or growth characteristics. The Funds differ in that the Acquired Fund is required to invest at least 80% of its assets in securities of companies with large market capitalizations while the Acquiring Fund, although it has a greater exposure to large market capitalization companies, may invest in equity securities of companies with any market capitalization; the Acquired Fund purchases foreign securities as a principal strategy; and the Acquired Fund invests a portion of its assets pursuant to an enhanced index strategy as described below.

LargeCap Blend Account II (Acquired Fund)	Principal Capital Appreciation Account (Acquiring Fund)
Approximate Net Assets as of June 30, 2014:
$155,236,000	$39,684,000
Investment Advisor:	PMC (for both funds)
Sub-Advisors and Acquiring Fund Portfolio Managers:
ClearBridge	Edge
T. Rowe Price
Daniel R. Coleman joined Edge in 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in Finance from the University of Washington and an M.B.A. from New York University.
Philip M. Foreman has been with Edge since 2002. He earned a bachelor’s degree in Economics from the University of Washington and an M.B.A. from the University of Puget Sound. Mr. Foreman has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies
Investment Objective:
Both Funds seek to provide long-term growth of capital.

Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the S&P 500 Index (as of December 31, 2014, this range was between approximately $2.9 billion and $647.4 billion). The Fund also invests in securities of foreign issuers.
Employing a "blend" strategy, the Fund's assets are invested in equity securities with both growth and/or value characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.
PMC invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

The Fund invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies.
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.

The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Additional Information About the Funds - Certain Investment Strategies and Related Risks of the Funds" as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and similar principal policies, the Funds’ risks are similar. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.
Risks Applicable to both Funds:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Risk Applicable to Acquired Fund:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Risk Applicable to Acquiring Fund:
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2013; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2013; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending December 31, 2013 assuming that the Reorganization had taken place at the commencement of that fiscal year.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Management Fees	12b-1 Fees	Other Expenses	Total Operating Expense Ratio	Fee Waiver	Total Operating Expenses
(a) LargeCap Blend Account II (Acquired Fund)
1	0.75%	N/A	0.02%	0.77%	(0.02)%(1)	0.75%
2	0.75%	0.25%	0.02%	1.02%	(0.02)%(1)	1.00%
(b) Principal Capital Appreciation Account ( Acquiring Fund)
1	0.62%	N/A	0.03%	0.65%	–	0.65%
2	0.62%	0.25%	0.03%	0.90%	–	0.90%
(c) Principal Capital Appreciation Account (Acquiring Fund) (Pro forma assuming Reorganization)
1	0.62%	N/A	0.01%	0.63%	–	0.63%
2	0.62%	0.25%	0.01%	0.88%	–	0.88%
(1) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending April 30, 2016. The fee waiver will reduce the Fund's Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
LargeCap Blend Account II	Class 1	$77	$243	$425	$952
(Acquired Fund)	Class 2	102	322	561	1,245

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
Principal Capital Appreciation Account	Class 1	$66	$208	$362	$810
(Acquiring Fund)	Class 2	92	287	498	1,108
Principal Capital Appreciation Account	Class 1	$64	$202	$351	$786
(Acquiring Fund)	Class 2	90	281	488	1,084
(Pro forma assuming Reorganization)
Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2013 the portfolio turnover rate for the Acquired Fund was 44.6% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 6.7% of the average value of its portfolio
Investment Management Fees/Sub-Advisory Arrangements
Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Blend Account II(Acquired Fund)		Principal Capital Appreciation Account(Acquiring Fund)
First $250 million Next $250 million Next $250 million Next $250 million Over $1 billion	0.75% 0.70% 0.65% 0.60% 0.55%	First $500 million Over $500 million	0.625% 0.500%
The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2013.

Performance
The following information provides an indicator of the risks of investing in the Funds. The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
With respect to the Acquired Fund, performance of the Class 2 shares for periods prior to inception of the class (01/08/2007) reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.
CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Class 1 Shares)
LargeCap Blend Account II (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	17.08%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.92)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
LargeCap Blend Account II - Class 1 (inception 05/01/2002)	11.30%	13.77%	7.20%
LargeCap Blend Account II - Class 2 (inception 01/08/2007)	11.00%	13.48%	6.93%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Class 1 Shares)
Principal Capital Appreciation Account (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.33%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.70)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Principal Capital Appreciation Account - Class 1	12.45%	14.43%	8.42%
Principal Capital Appreciation Account - Class 2	12.19%	14.14%	8.15%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
Reasons for the Reorganization
The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquiring Fund has experienced similar performance with the Acquiring Fund, outperforming the Acquired Fund in calendar years 2009, 2010, 2011 and 2013.* The Acquiring Fund has a lower advisory fee than the Acquired Fund and the Acquired Fund shareholders are expected to see lower overall net operating expense ratios in the Acquiring Fund than in the Acquired Fund with respect to both share classes. The Funds have identical investment objectives with each seeking to provide long-term growth of capital. The Funds also have similar investment policies and risks in that both generally invest in companies with large market capitalizations as well as value and/or growth characteristics. The Board believes that combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
* Past performance may not be indicative of future performance.

Board Consideration of the Reorganization
At its December 9, 2014 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the investment objectives and principal investment strategies and risks of the Funds;

(2)	identical fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	the estimated out-of-pocket expenses to be paid by the Acquired Fund related to the Reorganization;

(5)	expense ratios and available information regarding the fees and expenses of the Funds;

(6)	comparative investment performance of and other information pertaining to the Funds;

(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(8)	the absence of any material differences in the rights of shareholders of the Funds;

(9)	the financial strength, investment experience and resources of Edge, which currently serves as sub-advisor to the Acquiring Fund;

(10)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;

(11)	the direct or indirect federal income tax consequences of the Reorganization;

(12)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(13)	the terms and conditions of the Plan; and

(14)	possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)
it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have identical investment objectives and similar principal investment strategies and risks;

(2)	Edge, as the sub-advisor responsible for managing the assets of the Acquiring Fund, may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization;

(4)	The Acquiring Fund has experienced similar performance with the Acquiring Fund outperforming the Acquired Fund in calendar years 2009, 2010, 2011 and 2013; and

(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be April 17, 2015, or as soon as practicable thereafter, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder.
The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transaction contemplated by the Plan would not be in the best interests of the shareholder of one or both of the Funds.
Under the Plan related to the Reorganization, the Acquired Fund will pay all of the out-of-pocket costs in connection with the transaction contemplated under the Plan. The Acquired Fund will pay these costs regardless of whether the Reorganization is consummated.
If the Reorganization is not consummated for any reason, the Board will consider other possible courses of action, including the liquidation (and termination) of the Acquired Fund.
Description of the Securities to Be Issued
PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of shares. Each of the Acquired and Acquiring Funds is a separate series of PVC, and the Class 1 and Class 2 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free "reorganization" under applicable provisions of the Code. In the opinion of tax counsel to PVC, no gain or loss will be recognized by the Acquired Fund or its shareholders in connection with each combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

Capital Loss Carryforward. As of December 31, 2013, the LargeCap Blend Account II had an accumulated capital loss carryforwards of approximately $8,715,000. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as an Acquired Fund might have, and part of these losses may not be usable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforwards in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward of an Acquired Fund currently are available only to shareholders of that Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, each Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities sold in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.
CAPITALIZATION
The following tables show as of June 30, 2014: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization has occurred as of that date. As of June 30, 2014, the Acquired and Acquiring Fund each had two outstanding classes of shares: Class 1 and Class 2 shares.
The Acquired Fund will pay any trading costs associated with the disposing of any portfolio securities. These trading costs are estimated to be $43,000. The estimated gain (net of trading costs) would be approximately $20,307,000 ($1.40 per share) on a U.S. GAAP basis.

	Class	Net Assets (000s)	NAV	Shares (000s)
LargeCap Blend Account II	1	$154,203	$10.70	14,408
(Acquired Fund)	2	1,033	10.74	96
		$155,236		14,504

Principal Capital Appreciation Account	1	$33,067	$26.17	1,264
(Acquiring Fund)	2	6,617	25.95	255
		$39,684		1,519

Reduction in net assets and decrease in net asset values	1	$(64)		**
per share of the Acquired Fund to reflect the estimated	2	*		**
expenses of the Reorganization and of the trading
costs associated with disposing of portfolio securities

Decrease in shares outstanding of the Acquired Fund	1			(8,518)
to reflect the exchange for shares of the Acquiring Fund	2			(56)

Principal Capital Appreciation Account	1	$187,206	$26.17	7,154
(Acquiring Fund)	2	7,650	25.95	295
(pro forma assuming Reorganization)		$194,856		7,449

* Less than $500
** Less than 500 shares

ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds
This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.
Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.
The table below identifies the strategies and risks that apply to the Funds and indicates for each Fund whether such strategies and risks are principal, non-principal or not applicable.

INVESTMENT STRATEGIES AND RISKS	LARGECAP BLEND II	PRINCIPAL CAPITAL APPRECIATION
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal
Emerging Markets	Not Applicable	Non-Principal
Equity Securities	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal
Foreign Securities	Principal	Non-Principal
Hedging	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by a fund are rated below-investment-grade (sometimes called "junk") or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.
The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. The Funds may invest in convertible securities that are rated below investment grade. Many convertible securities are relatively illiquid.
Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts or currency swaps for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward and swap contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The risks associated with derivative investments include:

•	the risk that the underlying security, currency, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

A fund may enter into a credit default swap agreements as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Forward, swap, and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward, swap, or futures contract and the resulting inability to close a forward, swap, or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.
For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.
Emerging Markets
PMC defines emerging market securities as those issued by:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Usually, the term "emerging market country" means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond Index). These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging (also called "developing") countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related index(es) will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of stocks, bonds or other assets. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

•
Interest Rate Changes: Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

•
Credit Risk: Fixed-income security prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities
PMC defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though each fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of the fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, a fund may retain the security if PMC or the Sub-Advisor thinks it is in the best interest of shareholders.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk
If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

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Active Management: The performance of a fund that is actively managed will reflect in part the ability of PMC and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds are prepared to invest in securities, sectors, or industries differently from the benchmark.

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Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par "retail" and the $1,000 par "institutional" segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a "clean" price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.

Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, a fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that a fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Small and Medium Market Capitalization Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, a fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal is the advisor to the Principal LifeTime Accounts, Strategic Asset Management (SAM) Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
Multiple Classes of Shares
The Board of Directors of PVC has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired and Acquiring Funds offer Class 1 and Class 2 shares. The shares are the same except for differences in class expenses, including any Rule 12b-1, excessive trading or other fees.
Costs of Investing in the Funds
Fees and Expenses of the Funds
The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur ongoing fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.
Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee - Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

•	Other Expenses - A portion of expenses that are allocated to all classes of the Fund.

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Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class 2 shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

Distribution Plans and Intermediary Compensation
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. (the "Distributor") is the distributor for the shares of the Fund. The Distributor is an affiliate of Principal Life Insurance Company and with it is a subsidiary of Principal Financial Group, Inc. and member of the Principal Financial Group®.
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Class 2 shares of the Funds. Under the 12b-1 Plan, each Fund makes payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Fund to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor.
When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisers, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.

Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annualized Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for the Class 2 shares of each of the Funds is 0.25%.
Payments under the 12b-1 Plan will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plan if the Board directs the closure of an Fund.
Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Funds. In addition, the Distributor or Principal may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Funds held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or both classes of shares of the Funds.
Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI). See also the section titled "Certain Information Common to All Funds - Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.
Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Fund or share class of the Fund over another Fund or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value ("NAV") per share. Each Fund’s NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For all Funds, the NAV is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liabilities of each class

•	dividing the remainder by the total number of shares owned in that class.
Notes:

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If market quotations are not readily available for a security owned by an Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

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The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

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Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Principal Variable Contracts Funds, Inc. offers funds in two share classes: 1 and 2. Funds available in multiple share classes have the same investments, but differing expenses. Classes 1 and 2 shares are available in this prospectus.
Shares are purchased from the Fund’s principal underwriter ("Distributor") on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There are no sales charges on shares of the Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about an Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Principal Variable Contracts Funds, Inc., an Fund, Principal, any Sub-Advisor, or PFD.

Sale of Fund Shares
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Fund sells its shares upon request on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.
Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.
If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.
Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund’s portfolio in lieu of cash. If an Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Frequent Trading and Market Timing (Abusive Trading Practices)
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and

•	Increase expenses of the Fund due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying Funds in which the funds of funds (for example, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Principal LifeTime Accounts or Strategic Asset Management Portfolios) invest could flow through to the funds of funds as they would for any fund shareholder.
Certain Funds may be at greater risk of harm due to frequent purchase and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International and International Emerging Market Accounts. The Fund has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Funds.
As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, ("intermediary") to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;

•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.
The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.
In order to prevent excessive trading, the Fund has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.
Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds normally make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.
Tax Considerations
The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.
Portfolio Holdings Information
A description of PVC’s policies and procedures with respect to disclosure of the funds’ portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION
Voting procedures. If you complete and return the enclosed voting instruction card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
Voting rights. Only shareholders of record at the close of business on February 6, 2015 (the "Record Date"), are entitled to vote. The shareholders of each class of shares of each Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of each Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. The approval of one Reorganization is not contingent upon approval of any other Reorganization.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership".
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of Insurance Companies and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct his or her Insurance Company as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by your Insurance Company will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). Because the shares are subject to Mirror Voting, it requires only a small number of voting shares to approve the Reorganization. Accordingly, there are not expected to be any "broker non-votes."
Solicitation procedures. PVC intends to solicit proxies by mail. Officers or employees of PVC, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by the Acquired Fund.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of February 6, 2015, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

LargeCap Blend Account II		Principal Capital Appreciation Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
1	12,881,169.020	1	1,484,050.892
2	91,555.019	2	296,049.484
As of the February 6, 2015 Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.
As of the February 6, 2015 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership
PRINCIPAL CAPITAL APPRECIATION	1	PRINCIPAL LIFE INSURANCE CO CUST	55.83%
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	1	SUNAMERICA ANNUITY & LIFE ASSURANCE CO	30.26%
		VARIABLE SEPERATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

PRINCIPAL CAPITAL APPRECIATION	1	AMERICAN GENERAL LIFE INSURANCE CO	13.77%
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

PRINCIPAL CAPITAL APPRECIATION	2	SUNAMERICA ANNUITY & LIFE ASSURANCE CO	28.61%
		VARIABLE SEPERATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

PRINCIPAL CAPITAL APPRECIATION	2	FARMERS NEW WORLD LIFE INS CO	26.36%
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPERATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

PRINCIPAL CAPITAL APPRECIATION	2	FARMERS NEW WORLD LIFE INS CO	24.35%
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

PRINCIPAL CAPITAL APPRECIATION	2	FARMERS NEW WORLD LIFE INS CO	14.44%
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

As of the February 6, 2015 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership
LARGECAP BLEND II	1	PRINCIPAL LIFE INSURANCE CO CUST	52.60%
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II	1	PRINCIPAL LIFE INSURANCE CO CUST	28.81%
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II	2	SUNAMERICA ANNUITY & LIFE ASSURANCE CO	58.76%
		VARIABLE SEPERATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

LARGECAP BLEND II	2	FARMERS NEW WORLD LIFE INS CO	31.85%
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPERATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

LARGECAP BLEND II	2	PRINCIPAL LIFE INSURANCE CO CUST	6.08%
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

FINANCIAL HIGHLIGHTS
The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ended June 30, 2014. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2009, through December 31, 2013, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2013. Copies of this report are available on request as described above. Information for the semi-annual period ended June 30, 2014, has not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected date for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
LARGECAP BLEND ACCOUNT II
Class 1 shares
2014(c)	$10.09	$0.05	$0.56	$0.61	$–	$–	$–	$10.70
2013	7.79	0.10	2.33	2.43	(0.13)	–	(0.13)	10.09
2012	6.85	0.11	0.93	1.04	(0.10)	–	(0.10)	7.79
2011	6.86	0.08	(0.09)	(0.01)	–	–	–	6.85
2010	6.21	0.07	0.74	0.81	(0.16)	–	(0.16)	6.86
2009	4.88	0.08	1.35	1.43	(0.10)	–	(0.10)	6.21
Class 2 shares
2014(c)	10.14	0.04	0.56	0.60	–	–	–	10.74
2013	7.82	0.08	2.35	2.43	(0.11)	–	(0.11)	10.14
2012	6.88	0.09	0.93	1.02	(0.08)	–	(0.08)	7.82
2011	6.91	0.07	(0.10)	(0.03)	–	–	–	6.88
2010	6.24	0.06	0.74	0.80	(0.13)	–	(0.13)	6.91
2009	4.89	0.07	1.35	1.42	(0.07)	–	(0.07)	6.24
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2014(c)	24.45	0.13	1.59	1.72	–	–	–	26.17
2013	23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)	24.45
2012	21.36	0.35	2.58	2.93	(0.26)	(0.28)	(0.54)	23.75
2011	21.47	0.24	(0.21)	0.03	–	(0.14)	(0.14)	21.36
2010	19.23	0.35	2.59	2.94	(0.32)	(0.38)	(0.70)	21.47
2009	15.05	0.17	4.28	4.45	(0.27)	–	(0.27)	19.23
Class 2 shares
2014(c)	24.27	0.10	1.58	1.68	–	–	–	25.95
2013	23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)	24.27
2012	21.23	0.29	2.58	2.87	(0.20)	(0.28)	(0.48)	23.62
2011	21.40	0.18	(0.21)	(0.03)	–	(0.14)	(0.14)	21.23
2010	19.17	0.31	2.57	2.88	(0.27)	(0.38)	(0.65)	21.40
2009	14.94	0.12	4.27	4.39	(0.16)	–	(0.16)	19.17

Total Return (b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

6.05%(d)	$154,203	0.75%(e),(f)	1.08%(e)	38.9%(e)
31.40	161,831	0.75 (f)	1.17	44.6
15.20	154,221	0.76 (f)	1.41	51.5
(0.12)	161,200	0.75 (f)	1.21	42.5
13.25	182,047	0.75 (f)	1.15	34.7
29.67	183,485	0.75 (f)	1.51	79.0

5.92 (d)	1,033	1.00 (e),(f)	0.83 (e)	38.9 (e)
31.26	984	1.00 (f)	0.92	44.6
14.84	837	1.01 (f)	1.17	51.5
(0.42)	739	1.00 (f)	0.96	42.5
12.97	850	1.00 (f)	0.90	34.7
29.28	832	1.00 (f)	1.27	79.0

7.03 (d)	33,067	0.67 (e)	1.09 (e)	5.8 (e)
32.65	32,077	0.65	1.18	6.7
13.83	145,393	0.64	1.51	6.2
0.13	142,828	0.64	1.09	10.3
15.40	151,592	0.64	1.78	13.7
29.82	94,039	0.64	1.02	23.6

6.92 (d)	6,617	0.92 (e)	0.84 (e)	5.8 (e)
32.27	6,362	0.90	0.85	6.7
13.57	5,238	0.89	1.26	6.2
(0.15)	5,472	0.89	0.83	10.3
15.11	6,822	0.89	1.57	13.7
29.54	7,139	0.89	0.76	23.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Six months ended June 30, 2014
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.

FINANCIAL STATEMENTS
The financial statements of the Acquiring Fund and the Acquired Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2013 have been incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PVC’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2014 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available on request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PVC, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PVC.
OTHER INFORMATION
PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
February 27, 2015
Des Moines, Iowa

APPENDIX A
Form Of
PLAN OF ACQUISITION
LargeCap Blend Account II and
Principal Capital Appreciation Account
The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Principal Capital Appreciation Account series of the Fund ("PCAA") acquire all of the assets of the LargeCap Blend Account II series of the Fund ("LCBII") in exchange for the assumption by PCAA of all of the liabilities of LCBII and shares issued by PCAA which are thereafter to be distributed by LCBII pro rata to its shareholders in complete liquidation and termination of LCBII and in exchange for all of LCBII’s outstanding shares.
LCBII will transfer to PCAA, and PCAA will acquire from LCBII, all of the assets of LCBII on the Closing Date and will assume from LCBII all of the liabilities of LCBII in exchange for the issuance of the number of shares of PCAA determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LCBII in complete liquidation and termination of LCBII and in exchange for all of LCBII’s outstanding shares. LCBII will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LCBII in proper form prior to the Closing Date shall be fulfilled by LCBII. Redemption requests received by LCBII thereafter will be treated as requests for redemption of those shares of PCAA allocable to the shareholder in question.
LCBII will declare, and PCAA may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, PCAA will issue to LCBII a number of full and fractional shares of PCAA, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of LCBII. The aggregate value of the net assets of LCBII and PCAA shall be determined in accordance with the then current Prospectus of PCAA as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2015, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for PCAA or LCBII to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LCBII shall (a) distribute on a pro rata basis to the shareholders of record of LCBII at the close of business on the Closing Date the shares of PCAA received by LCBII at the Closing in exchange for all of LCBII’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of PCAA to shareholders of LCBII, PCAA shall credit its books an appropriate number its shares to the account of each shareholder of LCBII. No certificates will be issued for shares of PCAA. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LCBII, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of PCAA to be credited on the books of PCAA in respect of such shares of LCBII as provided above.
Prior to the Closing Date, LCBII shall deliver to PCAA a list setting forth the assets to be assigned, delivered and transferred to PCAA, including the securities then owned by LCBII and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by PCAA pursuant to this Plan.
All of LCBII’s portfolio securities shall be delivered by LCBII’s custodian on the Closing Date to PCAA or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of PCAA or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LCBII’s account at its custodian to PCAA’s account at its custodian. If on the Closing Date LCBII is unable to make good delivery to PCAA’s custodian of any of LCBII’s portfolio securities because such securities have not yet been delivered to LCBII’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement

A-1

with respect to such securities shall be waived, and LCBII shall deliver to PCAA’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to PCAA, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by PCAA.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LCBII and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LCBII no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LCBII.
Except as expressly provided otherwise in this Plan, LCBII will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______th day of __________, 2015.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: LargeCap Blend Account II

By: _____________________________________________
Nora M. Everett, President

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: Principal Capital Appreciation Account

By: _____________________________________________
Michael J. Beer, Executive Vice President

A-2

PO BOX 55909
BOSTON, MA 02205-5909
Your Vote is Important!
Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/PVCLC. Follow the on-line instructions. If you vote by internet, you do not have to return your voting instructions card.
Vote by Telephone
Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instructions card.
Vote by Mail
Complete, sign and date your voting instructions card and return it promptly in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - LARGECAP BLEND ACCOUNT II
Des Moines, Iowa 50392

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS APRIL 10, 2015

The undersigned hereby instructs Principal Life Insurance Company (the “Insurance Company”) to vote all shares of Principal Variable Contracts Funds, Inc. that are attributable to his or her variable annuity or variable life insurance contract at the Special Meeting of Shareholders to be held April 10, 2015 at 10:00 a.m., Central Time, and any adjournments thereof, as indicated on the reverse side or in the discretion of the Insurance Company upon such other matters as may properly come before the Meeting.

Check the appropriate box on the reverse side of this card, date the card and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated February 27, 2015. Shares will be voted as you instruct. If no direction is made, voting will be FOR the proposal listed on the reverse side.

These voting instructions are solicited by the Insurance Company in connection with the solicitation of proxies by the Board of Directors of Principal Variable Contracts Funds, Inc.

NOTE:
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD. PLEASE MARK, SIGN, DATE, AND MAIL YOUR CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign.  If executed by a corporation, an authorized officer must sign.  Executors, administrators, and trustees should so indicate when signing

_____________________________    _____________________________    _____________________________
Signature     Signature (if held jointly)     Date

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - LARGECAP BLEND ACCOUNT II
Special Shareholder Meeting to Be Held on April 10, 2015

The Proxy Statement/Prospectus for this meeting is available at:
www.2voteproxy.com/PVCLC

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

The Board of Directors recommends that shareholders vote FOR the following proposal.

TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the ☐ ☐ ☐
LargeCap Blend Account II (the “Acquired Fund”) into the Principal
Capital Appreciation Account (the "Acquiring Fund")

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR CARD TODAY.

PO BOX 55909
BOSTON, MA 02205-5909
Your Vote is Important!
Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/PVCLC. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.
Vote by Telephone
Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.
Vote by Mail
Complete, sign and date your proxy card and return it promptly in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - LARGECAP BLEND ACCOUNT II
Des Moines, Iowa 50392

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS APRIL 10, 2015

This proxy is solicited on behalf of the Board of Directors of Principal Variable Contracts Funds, Inc. The undersigned shareholder appoints Michael J. Beer, David J. Brown, Ernest H. Gillum, Jennifer A. Mills, Adam U. Shaikh, and Beth C. Wilson, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Principal Variable Contracts Funds, Inc. to be held on April 10, 2015 at 10:00 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.
Check the appropriate box on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement/Prospectus dated February 27, 2015. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.
These voting instructions are solicited by the Insurance Company in connection with the solicitation of proxies by the Board of Directors of Principal Variable Contracts Funds, Inc.

NOTE:
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE, AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign.  If executed by a corporation, an authorized officer must sign.  Executors, administrators, and trustees should so indicate when signing

_____________________________    _____________________________    _____________________________
Signature     Signature (if held jointly)     Date

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - LARGECAP BLEND ACCOUNT II
Special Shareholder Meeting to Be Held on April 10, 2015

The Proxy Statement/Prospectus for this meeting is available at:
www.2voteproxy.com/PVCLC

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

The Board of Directors recommends that shareholders vote FOR the following proposal.

TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the ☐ ☐ ☐
LargeCap Blend Account II (the “Acquired Fund”) into the Principal
Capital Appreciation Account (the "Acquiring Fund")

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392

STATEMENT OF ADDITIONAL INFORMATION

Dated: February 27, 2015

This Statement of Additional Information is available to the shareholders of the LargeCap Blend Account II (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Principal Capital Appreciation Account (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Variable Contracts Funds, Inc. ("PVC").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated February 27, 2015, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on April 10, 2015. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 655 9th Street, Des Moines, Iowa 50392, or by calling toll free at 1-800-222-5852.
TABLE OF CONTENTS

(1)
Statement of Additional Information dated May 1, 2014 as amended and restated November 18, 2014, included in Post-Effective Amendment No. 93 to the registration statement on Form N-1A (File No. 002-35570) filed on November 12, 2014, and supplements thereto dated and filed on December 12, 2014 and January 9, 2015.

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2013.

(3)	The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2014.

(4)	Pro Forma Financial Statements
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 002-35570; and 811-01944).

(1)
The Statement of Additional Information of Principal Variable Contracts Funds, Inc. (“PVC”) dated May 1, 2014 as amended and restated November 18, 2014, (including Supplements dated December 12, 2014 and January 9, 2015, and also filed via EDGAR those dates).

(2)
The financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2013, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 26, 2014.

(3)
The unaudited financial statements of the Acquired Fund and Acquiring Fund included in PVC’s Semi-Annual Report to Shareholders for the six-month period June 30, 2014, as filed on Form N-CSRS on August 27, 2014.

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1-800-222-5852.

1

PRO FORMA FINANCIAL STATEMENTS
On December 9, 2014 the Board of Directors of PVC approved a Plan of Acquisition whereby, the Principal Capital Appreciation Account (the "Acquiring Fund") will acquire all the assets of the LargeCap Blend Account II (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of June 30, 2014. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

2

Statements of Assets and Liabilities
Principal Variable Contracts Funds, Inc.
June 30, 2014 (unaudited)
Amounts in thousands
	LargeCap Blend Account II	Principal Capital Appreciation Account	Pro Forma Adjustments		Pro Forma Principal Capital Appreciation Account
Investment in securities--at cost	$116,236	$17,591	$—		$133,827
Assets
Investment in securities--at value	$155,157	$39,671	$—		$194,828
Deposits with counterparty	400	—	—		400
Receivables:
Dividends and interest	155	45	—		200
Expense reimbursement from Manager	2	—	—		2
Fund shares sold	14	43	—		57
Investment securities sold	514	37	—		551
Variation margin on financial derivative instruments	1	—	—		1
Total Assets	156,243	39,796	—		196,039

Liabilities
Accrued management and investment advisory fees	96	20	—		116
Accrued distribution fees	—	1	—		1
Accrued custodian fees	—	5	—		5
Accrued directors' expenses	2	1	—		3
Accrued other expenses	13	3	—		16
Payables:
Fund shares redeemed	353	39	—		392
Investment securities purchased	542	43	—		585
Reorganization costs	—	—	64	(b)	64
Short sales (proceeds received $1, $0 and $1)	1	—	—		1
Total Liabilities	1,007	112	64		1,183
Net Assets Applicable to Outstanding Shares	$155,236	$39,684	$(64)		$194,856

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$114,964	$8,702	—		$123,666
Accumulated undistributed (overdistributed) net investment income (loss)	2,736	1,434	(64)	(b)	4,106
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,430)	7,468	—		6,038
Net unrealized appreciation (depreciation) of investments	38,966	22,080	—		61,046
Total Net Assets	$155,236	$39,684	$(64)		$194,856

Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000			200,000
Net Asset Value Per Share:
Class 1: Net Assets	$154,203	$33,067	$(64)	(b)	$187,206
Shares issued and outstanding	14,408	1,264	(8,518)	(a)	7,154
Net asset value per share	$10.70	$26.17			$26.17

Class 2: Net Assets	$1,033	$6,617			$7,650
Shares issued and outstanding	96	255	(56)	(a)	295
Net asset value per share	$10.74	$25.95			$25.95

(a) Reflects new shares issued, net of retired shares of PVC LargeCap Blend Account II
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization and trading costs associated with disposing of portfolio securities.

See accompanying notes.

3

STATEMENTS OF OPERATIONS
Principal Variable Contracts Funds, Inc.
Twelve Months Ended June 30, 2014 (unaudited)
	Amounts in thousands	LargeCap Blend Account II	Principal Capital Appreciation Account	Pro Forma Adjustments		Pro Forma Principal Capital Appreciation Account
Net Investment Income (Loss)
Income:
	Dividends	$2,977	$759	$—		$3,736
	Withholding tax	(22)	(5)	—		(27)
	Interest	2	1	—		3
	Total Income	2,957	755	—		3,712
Expenses:
	Management and investment advisory fees	1,192	279	(199)	(b)	1,272
	Distribution Fees - Class 2	2	15	—		17
	Custodian fees	24	10	(24)	(a)	10
	Directors' expenses	6	2	—		8
	Professional fees	3	3	(3)	(a)	3
	Other expenses	—	1	—		1
	Total Gross Expenses	1,227	310	(226)		1,311
	Less: Reimbursement from Manager	28	—	—		28
	Total Net Expenses	1,199	310	(226)		1,283
	Net Investment Income (Loss)	1,758	445	226		2,429

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short sales
Net realized gain (loss) from:
	Investment transactions	23,349	57,031	—		80,380
	Futures contracts	863	—	—		863
	Short sales	5	—	—		5
Change in unrealized appreciation/depreciation of:
	Investments	7,176	(42,802)	—		(35,626)
	Futures contracts	136	—	—		136
	Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short sales	31,529	14,229	—		45,758
	Net Increase (Decrease) in Net Assets Resulting from Operations	$33,287	$14,674	$226		$48,187

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes.

4

Schedule of Investments (unaudited)
June 30, 2014
INVESTMENT COMPANIES - 1.89%	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Publicly Traded Investment Fund - 1.89%
BlackRock Liquidity Funds FedFund Portfolio	—	$—	956,434	$956	956,434	$956
BlackRock Liquidity Funds TempFund Portfolio *	2,073,576	2,074	—	—	2,073,576	2,074
Goldman Sachs Financial Square Funds - Money Market Fund *	476,479	476	—	—	476,479	476
JP Morgan Prime Money Market Fund *	174,476	175	—	—	174,476	175
		$2,725		$956		$3,681
TOTAL INVESTMENT COMPANIES		$2,725		$956		$3,681
COMMON STOCKS - 98.06%	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Advertising - 0.05%
Interpublic Group of Cos Inc/The *	1,434	$28	—	$—	1,434	$28
Omnicom Group Inc *	933	66	—	—	933	66
		$94		$—		$94
Aerospace & Defense - 2.45%
Boeing Co/The	5,154	656	3,694	470	8,848	1,126
General Dynamics Corp *	777	90	—	—	777	90
L-3 Communications Holdings Inc *	305	37	—	—	305	37
Lockheed Martin Corp *	639	103	—	—	639	103
Northrop Grumman Corp	528	63	1,485	178	2,013	241
Orbital Sciences Corp (a),*	42,520	1,256	—	—	42,520	1,256
Raytheon Co *	12,762	1,178	—	—	12,762	1,178
Rockwell Collins Inc *	464	36	—	—	464	36
Teledyne Technologies Inc (a),*	—	—	1,762	171	1,762	171
United Technologies Corp *	4,808	555	—	—	4,808	555
		$3,974		$819		$4,793
Agriculture - 0.66%
Altria Group Inc *	5,353	224	—	—	5,353	224
Archer-Daniels-Midland Co *	3,869	171	—	—	3,869	171
Lorillard Inc *	1,309	80	—	—	1,309	80
Philip Morris International Inc *	9,683	816	—	—	9,683	816
		$1,291		$—		$1,291
Airlines - 0.45%
Alaska Air Group Inc	—	—	1,486	141	1,486	141
American Airlines Group Inc (a),*	4,800	206	—	—	4,800	206
Cathay Pacific Airways Ltd ADR	—	—	6,233	58	6,233	58
Delta Air Lines Inc *	7,934	307	—	—	7,934	307
Southwest Airlines Co *	2,538	68	—	—	2,538	68
United Continental Holdings Inc (a),*	2,500	103	—	—	2,500	103
		$684		$199		$883
Apparel - 0.67%
Hanesbrands Inc *	700	69	—	—	700	69
Michael Kors Holdings Ltd (a),*	648	57	—	—	648	57
Nike Inc	4,301	334	7,173	556	11,474	890
Ralph Lauren Corp	—	—	1,209	195	1,209	195
Under Armour Inc (a),*	581	35	—	—	581	35
VF Corp *	850	53	—	—	850	53
		$548		$751		$1,299
Automobile Manufacturers - 0.48%
Ford Motor Co *	9,337	161	—	—	9,337	161
General Motors Co *	8,812	320	—	—	8,812	320
Nissan Motor Co Ltd ADR	—	—	1,930	37	1,930	37
PACCAR Inc	846	53	5,686	357	6,532	410
		$534		$394		$928
Automobile Parts & Equipment - 1.74%
Autoliv Inc	—	—	1,880	200	1,880	200
BorgWarner Inc *	824	54	—	—	824	54
Delphi Automotive PLC *	3,508	241	—	—	3,508	241
Goodyear Tire & Rubber Co/The *	996	28	—	—	996	28
Johnson Controls Inc *	49,444	2,469	6,765	338	56,209	2,807
TRW Automotive Holdings Corp (a),*	700	62	—	—	700	62
		$2,854		$538		$3,392
Banks - 7.43%
Bank of America Corp *	49,885	766	—	—	49,885	766
Bank of New York Mellon Corp/The *	2,364	89	—	—	2,364	89
BB&T Corp *	1,452	57	—	—	1,452	57
Capital One Financial Corp *	1,408	116	—	—	1,408	116
Citigroup Inc *	60,302	2,840	—	—	60,302	2,840
City National Corp/CA	—	—	2,239	170	2,239	170
Comerica Inc *	658	33	—	—	658	33
East West Bancorp Inc *	—	—	5,036	176	5,036	176

5

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Banks (continued)
Goldman Sachs Group Inc/The *	876	$147	1,043	$175	1,919	$322
JP Morgan Chase & Co *	49,024	2,825	7,869	453	56,893	3,278
KeyCorp *	3,087	44	—	—	3,087	44
M&T Bank Corp *	400	50	—	—	400	50
Morgan Stanley *	10,123	327	—	—	10,123	327
Northern Trust Corp *	2,300	148	—	—	2,300	148
PNC Financial Services Group Inc/The	1,337	119	2,735	243	4,072	362
Regions Financial Corp *	5,132	55	—	—	5,132	55
State Street Corp	4,497	302	2,565	172	7,062	474
SunTrust Banks Inc *	1,895	76	—	—	1,895	76
SVB Financial Group (a)	—	—	1,875	219	1,875	219
US Bancorp/MN	7,273	315	9,132	396	16,405	711
Wells Fargo & Co *	64,116	3,370	15,275	803	79,391	4,173
		$11,679		$2,807		$14,486
Beverages - 1.99%
AMBEV SA ADR	—	—	11,555	82	11,555	82
Brown-Forman Corp	585	55	2,028	191	2,613	246
Coca-Cola Co/The	16,166	685	6,628	281	22,794	966
Coca-Cola Enterprises Inc *	830	40	—	—	830	40
Coca-Cola HBC AG ADR(a)	—	—	1,157	26	1,157	26
Constellation Brands Inc (a),*	604	53	—	—	604	53
Dr Pepper Snapple Group Inc *	1,991	116	—	—	1,991	116
Keurig Green Mountain Inc *	666	83	—	—	666	83
Molson Coors Brewing Co *	553	41	—	—	553	41
Monster Beverage Corp (a),*	666	47	—	—	666	47
PepsiCo Inc *	22,999	2,055	1,436	128	24,435	2,183
		$3,175		$708		$3,883
Biotechnology - 2.12%
Alexion Pharmaceuticals Inc (a),*	1,213	190	—	—	1,213	190
Amgen Inc *	13,834	1,637	—	—	13,834	1,637
Biogen Idec Inc (a),*	1,270	401	—	—	1,270	401
Celgene Corp (a),*	3,362	289	—	—	3,362	289
Gilead Sciences Inc (a)	8,208	680	5,208	432	13,416	1,112
Incyte Corp Ltd (a),*	400	23	—	—	400	23
Intercept Pharmaceuticals Inc (a),*	75	18	—	—	75	18
Regeneron Pharmaceuticals Inc (a),*	1,331	375	—	—	1,331	375
Vertex Pharmaceuticals Inc (a),*	1,000	95	—	—	1,000	95
		$3,708		$432		$4,140
Building Materials - 0.87%
Apogee Enterprises Inc *	—	—	4,048	141	4,048	141
Eagle Materials Inc *	13,610	1,283	—	—	13,610	1,283
Martin Marietta Materials Inc *	700	93	—	—	700	93
Simpson Manufacturing Co Inc *	—	—	1,631	59	1,631	59
Vulcan Materials Co *	1,846	117	—	—	1,846	117
		$1,493		$200		$1,693
Chemicals - 2.41%
Air Products & Chemicals Inc *	436	56	—	—	436	56
Airgas Inc *	1,100	120	—	—	1,100	120
Axiall Corp *	—	—	2,168	102	2,168	102
Celanese Corp *	1,900	122	—	—	1,900	122
CF Industries Holdings Inc *	189	45	—	—	189	45
Dow Chemical Co/The *	4,013	207	—	—	4,013	207
Eastman Chemical Co *	530	46	—	—	530	46
Ecolab Inc *	11,729	1,306	—	—	11,729	1,306
EI du Pont de Nemours & Co	1,925	126	3,945	258	5,870	384
FMC Corp	459	33	2,632	187	3,091	220
International Flavors & Fragrances Inc	281	29	2,451	256	2,732	285
LyondellBasell Industries NV *	2,425	237	—	—	2,425	237
Monsanto Co *	2,858	356	—	—	2,858	356
Mosaic Co/The *	1,173	58	—	—	1,173	58
Potash Corp of Saskatchewan Inc *	1,100	42	—	—	1,100	42
PPG Industries Inc	433	91	1,055	222	1,488	313
Praxair Inc *	1,906	253	—	—	1,906	253
RPM International Inc *	600	28	—	—	600	28
Sherwin-Williams Co/The *	1,308	271	—	—	1,308	271
Sigma-Aldrich Corp	412	42	1,977	201	2,389	243
		$3,468		$1,226		$4,694
Coal - 0.03%
Consol Energy Inc *	1,328	61	—	—	1,328	61

Commercial Services - 1.08%
ADT Corp/The *	689	24	—	—	689	24
Alliance Data Systems Corp (a),*	192	54	—	—	192	54
Automatic Data Processing Inc *	9,370	743	—	—	9,370	743
Cintas Corp *	347	22	—	—	347	22
Equifax Inc *	418	30	—	—	418	30
Hertz Global Holdings Inc (a)	—	—	8,096	227	8,096	227

6

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Commercial Services (continued)
Iron Mountain Inc *	1,900	$67	—	$—	1,900	$67
MasterCard Inc *	6,641	488	—	—	6,641	488
McGraw Hill Financial Inc *	500	42	—	—	500	42
Quanta Services Inc (a),*	1,943	67	—	—	1,943	67
Robert Half International Inc	497	24	2,455	117	2,952	141
Total System Services Inc *	597	19	—	—	597	19
TrueBlue Inc (a),*	—	—	5,162	142	5,162	142
Western Union Co/The *	1,901	33	—	—	1,901	33
		$1,613		$486		$2,099
Computers - 4.27%
Accenture PLC - Class A *	3,109	251	—	—	3,109	251
Apple Inc *	48,016	4,462	13,186	1,226	61,202	5,688
Cognizant Technology Solutions Corp (a),*	3,072	150	—	—	3,072	150
Computer Sciences Corp *	526	33	—	—	526	33
EMC Corp/MA	4,700	124	11,769	310	16,469	434
Hewlett-Packard Co *	4,397	148	—	—	4,397	148
International Business Machines Corp *	3,540	642	2,203	399	5,743	1,041
NetApp Inc *	1,173	43	—	—	1,173	43
SanDisk Corp *	1,224	128	—	—	1,224	128
Seagate Technology PLC *	1,188	67	—	—	1,188	67
Teradata Corp (a)	—	—	2,116	85	2,116	85
Western Digital Corp *	2,760	255	—	—	2,760	255
		$6,303		$2,020		$8,323
Consumer Products - 0.58%
Avery Dennison Corp *	333	17	—	—	333	17
Kimberly-Clark Corp	5,409	602	1,502	167	6,911	769
Tupperware Brands Corp *	—	—	2,344	196	2,344	196
WD-40 Co *	—	—	2,020	152	2,020	152
		$619		$515		$1,134
Cosmetics & Personal Care - 0.90%
Avon Products Inc *	6,500	95	—	—	6,500	95
Colgate-Palmolive Co *	2,513	172	—	—	2,513	172
Estee Lauder Cos Inc/The *	2,224	165	—	—	2,224	165
Procter & Gamble Co/The	13,033	1,024	3,684	289	16,717	1,313
		$1,456		$289		$1,745
Distribution & Wholesale - 0.19%
Fastenal Co *	600	30	—	—	600	30
Fossil Group Inc (a),*	169	17	—	—	169	17
Genuine Parts Co *	555	49	—	—	555	49
Pool Corp *	—	—	3,019	171	3,019	171
WW Grainger Inc *	400	102	—	—	400	102
		$198		$171		$369
Diversified Financial Services - 2.87%
American Express Co *	15,569	1,477	—	—	15,569	1,477
Ameriprise Financial Inc	1,370	164	1,361	163	2,731	327
BlackRock Inc *	662	212	—	—	662	212
Charles Schwab Corp/The	27,706	746	15,386	414	43,092	1,160
CME Group Inc/IL *	1,558	111	—	—	1,558	111
Discover Financial Services *	3,658	227	—	—	3,658	227
E*Trade Financial Corp (a),*	4,621	99	—	—	4,621	99
Franklin Resources Inc	839	49	8,583	497	9,422	546
Intercontinental Exchange Inc *	700	132	—	—	700	132
Invesco Ltd *	1,200	45	—	—	1,200	45
Legg Mason Inc *	378	19	—	—	378	19
LPL Financial Holdings Inc *	1,200	60	—	—	1,200	60
NASDAQ OMX Group Inc/The *	422	16	—	—	422	16
Navient Corp *	1,548	27	—	—	1,548	27
Och-Ziff Capital Management Group LLC *	2,600	36	—	—	2,600	36
Santander Consumer USA Holdings Inc *	1,500	29	—	—	1,500	29
T Rowe Price Group Inc	645	54	2,290	193	2,935	247
TD Ameritrade Holding Corp *	2,300	72	—	—	2,300	72
Visa Inc *	3,555	749	—	—	3,555	749
		$4,324		$1,267		$5,591
Electric - 1.67%
AES Corp/VA *	12,559	195	—	—	12,559	195
Ameren Corp *	849	35	—	—	849	35
American Electric Power Co Inc *	3,851	215	—	—	3,851	215
Calpine Corp (a),*	2,900	69	—	—	2,900	69
CMS Energy Corp *	3,216	101	—	—	3,216	101
Consolidated Edison Inc *	1,059	61	—	—	1,059	61
Dominion Resources Inc/VA *	1,371	98	—	—	1,371	98
DTE Energy Co *	640	50	—	—	640	50
Duke Energy Corp	1,473	109	1,924	143	3,397	252
Edison International	1,178	68	3,128	182	4,306	250
Entergy Corp *	1,845	151	—	—	1,845	151
Exelon Corp *	15,656	571	—	—	15,656	571
FirstEnergy Corp *	1,801	63	—	—	1,801	63

7

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Electric (continued)
Integrys Energy Group Inc *	274	$19	—	$—	274	$19
NextEra Energy Inc *	1,018	104	—	—	1,018	104
Northeast Utilities *	2,282	108	—	—	2,282	108
NRG Energy Inc *	6,175	230	—	—	6,175	230
Pepco Holdings Inc *	887	24	—	—	887	24
PG&E Corp *	3,800	182	—	—	3,800	182
Pinnacle West Capital Corp *	378	22	—	—	378	22
PPL Corp *	2,280	81	—	—	2,280	81
Public Service Enterprise Group Inc *	1,830	75	—	—	1,830	75
SCANA Corp *	483	26	—	—	483	26
Southern Co/The *	1,815	82	—	—	1,815	82
TECO Energy Inc *	741	14	—	—	741	14
Wisconsin Energy Corp *	780	37	—	—	780	37
Xcel Energy Inc	1,801	58	2,547	82	4,348	140
		$2,848		$407		$3,255
Electrical Components & Equipment - 0.17%
AMETEK Inc *	885	46	—	—	885	46
Emerson Electric Co *	1,674	111	—	—	1,674	111
Energizer Holdings Inc *	900	110	—	—	900	110
Hubbell Inc *	500	62	—	—	500	62
		$329		$—		$329
Electronics - 2.58%
Agilent Technologies Inc *	3,100	178	—	—	3,100	178
FEI Co *	—	—	1,266	115	1,266	115
FLIR Systems Inc	509	18	1,730	60	2,239	78
Garmin Ltd *	423	26	—	—	423	26
Honeywell International Inc *	18,117	1,684	—	—	18,117	1,684
Jabil Circuit Inc *	637	13	—	—	637	13
PerkinElmer Inc *	393	18	—	—	393	18
TE Connectivity Ltd *	951	59	—	—	951	59
Thermo Fisher Scientific Inc *	10,484	1,237	2,179	257	12,663	1,494
Trimble Navigation Ltd (a)	1,400	52	4,329	160	5,729	212
Tyco International Ltd *	18,640	850	—	—	18,640	850
Waters Corp (a)	301	31	2,565	268	2,866	299
		$4,166		$860		$5,026
Engineering & Construction - 0.36%
Fluor Corp *	562	43	—	—	562	43
Granite Construction Inc *	8,860	319	2,414	87	11,274	406
Jacobs Engineering Group Inc (a)	1,352	72	3,317	177	4,669	249
		$434		$264		$698
Environmental Control - 0.15%
Darling Ingredients Inc (a),*	—	—	2,120	44	2,120	44
Energy Recovery Inc (a)	—	—	1,377	7	1,377	7
Stericycle Inc (a),*	301	36	—	—	301	36
Waste Connections Inc	—	—	4,108	199	4,108	199
		$36		$250		$286
Food - 2.43%
Dairy Farm International Holdings Ltd ADR	—	—	2,709	143	2,709	143
Danone SA ADR*	60,526	904	—	—	60,526	904
General Mills Inc	3,813	200	4,243	223	8,056	423
Hershey Co/The *	524	51	—	—	524	51
Hormel Foods Corp *	463	23	—	—	463	23
JM Smucker Co/The *	362	38	—	—	362	38
Kellogg Co *	3,228	212	—	—	3,228	212
Kraft Foods Group Inc *	1,473	88	—	—	1,473	88
Kroger Co/The	1,229	61	5,901	292	7,130	353
McCormick & Co Inc/MD *	9,970	714	2,350	168	12,320	882
Mondelez International Inc *	9,933	374	—	—	9,933	374
Nestle SA ADR*	12,750	990	—	—	12,750	990
Sysco Corp *	3,919	147	—	—	3,919	147
Tyson Foods Inc *	935	35	—	—	935	35
Whole Foods Market Inc *	2,100	81	—	—	2,100	81
		$3,918		$826		$4,744
Forest Products & Paper - 0.09%
International Paper Co *	3,585	181	—	—	3,585	181

Gas - 0.98%
AGL Resources Inc *	409	22	—	—	409	22
CenterPoint Energy Inc *	3,400	87	—	—	3,400	87
NiSource Inc *	4,497	177	—	—	4,497	177
Sempra Energy	9,391	984	6,162	645	15,553	1,629
		$1,270		$645		$1,915
Hand & Machine Tools - 0.06%
Snap-on Inc *	200	24	—	—	200	24
Stanley Black & Decker Inc *	1,162	102	—	—	1,162	102
		$126		$—		$126

8

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Healthcare - Products - 1.11%
Baxter International Inc *	1,119	$81	—	$—	1,119	$81
Becton Dickinson and Co	1,261	150	1,951	231	3,212	381
Boston Scientific Corp (a),*	8,787	112	—	—	8,787	112
CareFusion Corp (a),*	1,700	75	—	—	1,700	75
Covidien PLC *	2,338	211	—	—	2,338	211
CR Bard Inc *	272	39	—	—	272	39
DENTSPLY International Inc *	1,912	90	—	—	1,912	90
Edwards Lifesciences Corp (a)	387	33	1,088	93	1,475	126
Intuitive Surgical Inc (a),*	110	45	—	—	110	45
Medtronic Inc	2,412	154	1,647	105	4,059	259
Patterson Cos Inc *	296	12	—	—	296	12
St Jude Medical Inc *	2,305	160	—	—	2,305	160
Stryker Corp *	2,315	195	—	—	2,315	195
Techne Corp	—	—	1,469	136	1,469	136
Varian Medical Systems Inc (a)	367	30	1,727	144	2,094	174
Zimmer Holdings Inc *	612	64	—	—	612	64
		$1,451		$709		$2,160
Healthcare - Services - 1.26%
Aetna Inc *	2,798	227	—	—	2,798	227
Cigna Corp *	659	61	—	—	659	61
DaVita HealthCare Partners Inc (a)	—	—	3,159	228	3,159	228
Humana Inc *	1,245	159	—	—	1,245	159
Quest Diagnostics Inc *	511	30	—	—	511	30
UnitedHealth Group Inc *	15,903	1,300	—	—	15,903	1,300
Universal Health Services Inc	—	—	2,598	249	2,598	249
WellPoint Inc	1,882	202	—	—	1,882	202
		$1,979		$477		$2,456
Home Builders - 0.03%
Lennar Corp *	1,300	55	—	—	1,300	55

Home Furnishings - 0.03%
Harman International Industries Inc *	232	25	—	—	232	25
Whirlpool Corp *	270	37	—	—	270	37
		$62		$—		$62
Housewares - 0.02%
Newell Rubbermaid Inc *	989	31	—	—	989	31

Insurance - 3.98%
ACE Ltd	828	86	2,396	248	3,224	334
Aflac Inc *	1,121	70	—	—	1,121	70
Allstate Corp/The *	1,099	65	—	—	1,099	65
American International Group Inc *	3,598	196	—	—	3,598	196
Aon PLC *	720	65	—	—	720	65
Assurant Inc *	251	16	—	—	251	16
Berkshire Hathaway Inc - Class A (a),*	6	1,139	—	—	6	1,139
Berkshire Hathaway Inc - Class B (a),*	5,723	724	—	—	5,723	724
Chubb Corp/The *	604	56	—	—	604	56
Cincinnati Financial Corp *	532	26	—	—	532	26
CNA Financial Corp *	1,300	53	—	—	1,300	53
Fidelity National Financial Inc	2,000	65	4,975	163	6,975	228
Genworth Financial Inc (a),*	1,702	30	—	—	1,702	30
Hartford Financial Services Group Inc/The *	1,565	56	—	—	1,565	56
HCC Insurance Holdings Inc	—	—	6,190	303	6,190	303
Lincoln National Corp *	953	49	—	—	953	49
Loews Corp *	800	35	—	—	800	35
Marsh & McLennan Cos Inc *	5,041	261	—	—	5,041	261
MetLife Inc *	51,692	2,872	2,910	162	54,602	3,034
Progressive Corp/The *	7,280	184	—	—	7,280	184
Prudential Financial Inc *	1,137	101	—	—	1,137	101
StanCorp Financial Group Inc	—	—	862	55	862	55
Torchmark Corp *	312	26	—	—	312	26
Travelers Cos Inc/The *	866	81	—	—	866	81
Unum Group *	899	31	—	—	899	31
XL Group PLC	9,974	327	6,265	205	16,239	532
		$6,614		$1,136		$7,750
Internet - 5.22%
Amazon.com Inc (a)	1,985	645	978	318	2,963	963
eBay Inc (a)	3,497	175	4,837	242	8,334	417
Equinix Inc (a),*	100	21	—	—	100	21
Expedia Inc *	369	29	—	—	369	29
F5 Networks Inc (a),*	273	30	—	—	273	30
Facebook Inc (a),*	30,253	2,036	—	—	30,253	2,036
Google Inc - A Shares (a),*	3,933	2,300	502	293	4,435	2,593
Google Inc - C Shares (a),*	3,932	2,262	492	283	4,424	2,545
LinkedIn Corp (a),*	100	17	—	—	100	17
Netflix Inc (a),*	544	239	—	—	544	239
Priceline Group Inc/The (a),*	334	402	—	—	334	402

9

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Internet (continued)
Splunk Inc (a),*	11,530	$638	—	$—	11,530	$638
TripAdvisor Inc (a),*	400	43	—	—	400	43
VeriSign Inc (a),*	2,343	115	—	—	2,343	115
Yahoo! Inc (a),*	2,430	85	—	—	2,430	85
		$9,037		$1,136		$10,173
Iron & Steel - 0.23%
Nucor Corp *	1,200	59	—	—	1,200	59
Reliance Steel & Aluminum Co	—	—	3,224	238	3,224	238
Schnitzer Steel Industries Inc *	—	—	5,333	139	5,333	139
United States Steel Corp *	506	13	—	—	506	13
		$72		$377		$449
Leisure Products & Services - 0.71%
Carnival Corp	2,200	83	2,600	98	4,800	181
Harley-Davidson Inc *	15,325	1,070	1,964	137	17,289	1,207
		$1,153		$235		$1,388
Lodging - 0.76%
Hilton Worldwide Holdings Inc (a),*	1,900	44	—	—	1,900	44
Las Vegas Sands Corp *	1,200	91	—	—	1,200	91
Marriott International Inc/DE *	773	50	—	—	773	50
Red Lion Hotels Corp (a)	—	—	6,716	37	6,716	37
Starwood Hotels & Resorts Worldwide Inc *	13,193	1,066	—	—	13,193	1,066
Wyndham Worldwide Corp *	448	34	—	—	448	34
Wynn Resorts Ltd *	792	165	—	—	792	165
		$1,450		$37		$1,487
Machinery - Construction & Mining - 0.61%
Caterpillar Inc *	9,417	1,023	1,287	140	10,704	1,163
Joy Global Inc *	366	23	—	—	366	23
		$1,046		$140		$1,186
Machinery - Diversified - 1.14%
AGCO Corp	—	—	1,236	70	1,236	70
Cummins Inc *	1,123	173	—	—	1,123	173
Deere & Co	884	80	3,294	298	4,178	378
Flowserve Corp *	6,290	467	—	—	6,290	467
Rockwell Automation Inc *	7,851	983	—	—	7,851	983
Roper Industries Inc *	757	111	—	—	757	111
Xylem Inc/NY *	1,035	41	—	—	1,035	41
		$1,855		$368		$2,223
Media - 3.37%
Cablevision Systems Corp *	749	13	—	—	749	13
CBS Corp *	1,345	84	—	—	1,345	84
Comcast Corp - Class A *	10,638	571	—	—	10,638	571
DIRECTV (a),*	2,135	181	—	—	2,135	181
Discovery Communications Inc - C Shares (a),*	1,250	91	—	—	1,250	91
Gannett Co Inc *	784	25	—	—	784	25
Graham Holdings Co *	15	11	—	—	15	11
News Corp (a),*	7,100	127	—	—	7,100	127
Scripps Networks Interactive Inc *	377	31	—	—	377	31
Time Inc (a),*	265	6	—	—	265	6
Time Warner Cable Inc *	2,490	367	—	—	2,490	367
Time Warner Inc *	2,124	149	—	—	2,124	149
Twenty-First Century Fox Inc - A Shares *	12,740	448	—	—	12,740	448
Twenty-First Century Fox Inc - B Shares *	41,320	1,414	—	—	41,320	1,414
Viacom Inc	3,254	282	3,489	303	6,743	585
Walt Disney Co/The	21,660	1,857	7,093	608	28,753	2,465
		$5,657		$911		$6,568
Metal Fabrication & Hardware - 0.26%
Precision Castparts Corp	1,046	264	928	234	1,974	498

Mining - 0.24%
Alcoa Inc *	4,234	63	—	—	4,234	63
Barrick Gold Corp *	1,400	26	—	—	1,400	26
Freeport-McMoRan Copper & Gold Inc *	5,346	195	5,099	186	10,445	381
		$284		$186		$470
Miscellaneous Manufacturing - 2.41%
3M Co *	3,520	505	—	—	3,520	505
AptarGroup Inc	—	—	2,706	181	2,706	181
Crane Co	—	—	2,403	179	2,403	179
Danaher Corp *	5,426	427	—	—	5,426	427
Dover Corp *	614	56	—	—	614	56
Eaton Corp PLC *	1,147	89	—	—	1,147	89
General Electric Co *	71,700	1,884	15,700	413	87,400	2,297
Illinois Tool Works Inc *	934	82	—	—	934	82
Ingersoll-Rand PLC *	1,422	89	—	—	1,422	89
Leggett & Platt Inc *	502	17	—	—	502	17
Pall Corp *	389	33	—	—	389	33
Parker Hannifin Corp *	539	68	—	—	539	68
Pentair PLC *	7,052	508	—	—	7,052	508

10

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Miscellaneous Manufacturing (continued)
Textron Inc *	4,520	$173	—	$—	4,520	$173
		$3,931		$773		$4,704
Office & Business Equipment - 0.04%
Pitney Bowes Inc *	695	19	—	—	695	19
Xerox Corp *	4,027	50	—	—	4,027	50
		$69		$—		$69
Oil & Gas - 7.34%
Anadarko Petroleum Corp *	3,238	355	—	—	3,238	355
Apache Corp *	3,132	315	4,438	446	7,570	761
Chesapeake Energy Corp *	3,130	97	—	—	3,130	97
Chevron Corp *	7,777	1,016	5,782	755	13,559	1,771
Cimarex Energy Co *	3,410	489	—	—	3,410	489
Concho Resources Inc (a),*	510	74	—	—	510	74
ConocoPhillips *	4,140	355	—	—	4,140	355
Continental Resources Inc/OK (a),*	125	20	—	—	125	20
Denbury Resources Inc *	1,261	23	—	—	1,261	23
Devon Energy Corp	912	72	3,904	310	4,816	382
Energen Corp	—	—	2,280	203	2,280	203
EOG Resources Inc *	1,139	133	—	—	1,139	133
EQT Corp *	1,100	118	—	—	1,100	118
Exxon Mobil Corp *	34,565	3,480	8,374	843	42,939	4,323
Helmerich & Payne Inc *	388	45	—	—	388	45
Hess Corp *	11,633	1,151	—	—	11,633	1,151
HollyFrontier Corp *	—	—	2,197	96	2,197	96
Marathon Oil Corp *	1,625	65	—	—	1,625	65
Marathon Petroleum Corp *	614	48	—	—	614	48
Murphy Oil Corp *	1,405	93	—	—	1,405	93
Nabors Industries Ltd *	942	28	3,227	95	4,169	123
Noble Corp PLC *	872	29	—	—	872	29
Noble Energy Inc *	750	58	—	—	750	58
Occidental Petroleum Corp	17,084	1,753	4,730	485	21,814	2,238
Phillips 66 *	3,699	298	—	—	3,699	298
Pioneer Natural Resources Co *	1,093	251	—	—	1,093	251
Range Resources Corp *	1,500	130	—	—	1,500	130
Rowan Cos PLC *	440	14	—	—	440	14
Royal Dutch Shell PLC ADR*	1,900	156	—	—	1,900	156
Southwestern Energy Co (a),*	1,276	58	—	—	1,276	58
Talisman Energy Inc *	4,300	46	—	—	4,300	46
Total SA ADR	—	—	1,815	131	1,815	131
Valero Energy Corp *	2,359	118	—	—	2,359	118
WPX Energy Inc (a),*	2,466	59	—	—	2,466	59
		$10,947		$3,364		$14,311
Oil & Gas Services - 1.83%
Baker Hughes Inc *	1,634	122	—	—	1,634	122
Cameron International Corp (a),*	12,518	848	—	—	12,518	848
Core Laboratories NV *	200	33	—	—	200	33
Halliburton Co *	19,140	1,360	—	—	19,140	1,360
National Oilwell Varco Inc *	2,127	174	—	—	2,127	174
Natural Gas Services Group Inc (a),*	—	—	4,159	138	4,159	138
Schlumberger Ltd	6,008	709	1,630	192	7,638	901
		$3,246		$330		$3,576
Packaging & Containers - 0.08%
Ball Corp *	1,698	106	—	—	1,698	106
Bemis Co Inc *	355	15	—	—	355	15
Owens-Illinois Inc (a),*	567	20	—	—	567	20
Sealed Air Corp *	675	23	—	—	675	23
		$164		$—		$164
Pharmaceuticals - 7.50%
Abbott Laboratories	7,820	320	4,755	194	12,575	514
AbbVie Inc	9,329	526	4,984	281	14,313	807
Actavis PLC (a)	1,068	238	719	160	1,787	398
Allergan Inc/United States	2,019	342	2,745	465	4,764	807
Bristol-Myers Squibb Co	14,493	703	4,701	228	19,194	931
Cardinal Health Inc *	1,015	70	—	—	1,015	70
Eli Lilly & Co *	2,361	147	—	—	2,361	147
Express Scripts Holding Co (a),*	1,852	128	—	—	1,852	128
Forest Laboratories Inc (a),*	488	48	—	—	488	48
Johnson & Johnson *	29,980	3,136	3,389	355	33,369	3,491
McKesson Corp	1,746	325	3,112	580	4,858	905
Mead Johnson Nutrition Co *	728	68	—	—	728	68
Merck & Co Inc *	54,252	3,138	—	—	54,252	3,138
Mylan Inc/PA (a),*	1,344	69	—	—	1,344	69
Novartis AG ADR*	1,300	118	—	—	1,300	118
Perrigo Co PLC *	700	102	—	—	700	102
Pfizer Inc *	69,531	2,064	—	—	69,531	2,064
Roche Holding AG ADR*	13,940	520	—	—	13,940	520
Teva Pharmaceutical Industries Ltd ADR	—	—	2,304	121	2,304	121

11

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Pharmaceuticals (continued)
VCA Inc (a)	—	$—	3,317	$116	3,317	$116
Zoetis Inc *	2,000	65	—	—	2,000	65
		$12,127		$2,500		$14,627
Pipelines - 0.15%
Kinder Morgan Inc/DE *	1,386	50	—	—	1,386	50
Spectra Energy Corp *	3,879	165	—	—	3,879	165
Williams Cos Inc/The *	1,406	82	—	—	1,406	82
		$297		$—		$297
Real Estate - 0.02%
CBRE Group Inc (a),*	959	31	—	—	959	31

REITS - 2.04%
Alexandria Real Estate Equities Inc	—	—	2,768	215	2,768	215
American Tower Corp *	10,314	928	—	—	10,314	928
Annaly Capital Management Inc *	—	—	2,520	29	2,520	29
AvalonBay Communities Inc *	1,349	191	—	—	1,349	191
Crown Castle International Corp *	2,610	194	—	—	2,610	194
Equity Residential *	1,214	77	—	—	1,214	77
Essex Property Trust Inc	222	41	828	153	1,050	194
Federal Realty Investment Trust *	600	73	—	—	600	73
General Growth Properties Inc *	3,085	72	—	—	3,085	72
HCP Inc	1,653	68	4,913	203	6,566	271
Health Care REIT Inc *	1,048	66	—	—	1,048	66
Host Hotels & Resorts Inc *	2,736	60	—	—	2,736	60
Kimco Realty Corp *	1,411	32	—	—	1,411	32
Macerich Co/The *	498	33	—	—	498	33
Plum Creek Timber Co Inc	640	29	1,846	83	2,486	112
Prologis Inc *	1,770	73	—	—	1,770	73
Public Storage *	603	103	—	—	603	103
Sabra Health Care REIT Inc *	—	—	2,772	79	2,772	79
Simon Property Group Inc *	2,017	336	—	—	2,017	336
SL Green Realty Corp *	200	22	—	—	200	22
Ventas Inc	1,064	68	2,272	146	3,336	214
Vornado Realty Trust *	1,929	206	—	—	1,929	206
Weyerhaeuser Co	4,221	140	7,848	260	12,069	400
		$2,812		$1,168		$3,980
Retail - 6.03%
Advance Auto Parts Inc *	6,640	896	—	—	6,640	896
AutoNation Inc (a),*	222	13	—	—	222	13
AutoZone Inc (a),*	271	146	—	—	271	146
Bed Bath & Beyond Inc (a),*	740	43	—	—	740	43
Best Buy Co Inc *	940	29	—	—	940	29
CarMax Inc (a),*	3,500	182	—	—	3,500	182
Chipotle Mexican Grill Inc (a),*	322	190	—	—	322	190
Coach Inc *	966	33	—	—	966	33
Copart Inc (a)	—	—	6,381	230	6,381	230
Costco Wholesale Corp	2,316	267	4,943	569	7,259	836
CVS Caremark Corp *	38,124	2,873	4,005	302	42,129	3,175
Dollar General Corp (a),*	1,665	95	—	—	1,665	95
Dollar Tree Inc (a),*	2,617	143	—	—	2,617	143
GameStop Corp *	402	16	—	—	402	16
Gap Inc/The *	912	38	—	—	912	38
Home Depot Inc/The	5,970	484	2,634	213	8,604	697
Kohl's Corp *	2,293	121	—	—	2,293	121
L Brands Inc *	1,800	106	—	—	1,800	106
Lowe's Cos Inc *	4,921	236	—	—	4,921	236
Macy's Inc *	2,189	127	—	—	2,189	127
McDonald's Corp *	3,255	328	—	—	3,255	328
Nordstrom Inc	517	35	6,151	418	6,668	453
O'Reilly Automotive Inc (a),*	384	58	—	—	384	58
PetSmart Inc *	358	21	—	—	358	21
PVH Corp *	300	35	—	—	300	35
Rite Aid Corp (a),*	8,700	62	—	—	8,700	62
Ross Stores Inc *	2,477	163	—	—	2,477	163
Staples Inc *	2,352	26	—	—	2,352	26
Starbucks Corp	4,151	321	5,958	461	10,109	782
Target Corp *	2,603	151	—	—	2,603	151
Tim Hortons Inc *	700	38	—	—	700	38
TJX Cos Inc/The *	24,274	1,290	—	—	24,274	1,290
Tractor Supply Co *	488	30	—	—	488	30
Walgreen Co *	3,840	285	—	—	3,840	285
Wal-Mart Stores Inc *	7,962	598	—	—	7,962	598
Yum! Brands Inc *	1,061	86	—	—	1,061	86
		$9,565		$2,193		$11,758
Savings & Loans - 0.12%
Washington Federal Inc *	—	—	10,775	242	10,775	242

12

COMMON STOCKS (continued)	LargeCap Blend Account II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Account Shares Held	Principal Capital Appreciation Account Value (000's)	Combined Capital Appreciation Account Shares Held	Combined Capital Appreciation Account Value (000's)
Semiconductors - 2.39%
Altera Corp	2,700	$94	4,818	$167	7,518	$261
Applied Materials Inc	13,877	313	8,948	202	22,825	515
ASML Holding NV - NY Reg Shares *	11,517	1,074	—	—	11,517	1,074
Atmel Corp (a),*	4,100	38	—	—	4,100	38
Avago Technologies Ltd	—	—	1,883	136	1,883	136
Broadcom Corp *	4,000	149	—	—	4,000	149
First Solar Inc (a),*	255	18	—	—	255	18
Intel Corp	11,535	356	8,434	261	19,969	617
Lam Research Corp *	2,900	196	3,226	218	6,126	414
Microchip Technology Inc	—	—	5,530	270	5,530	270
Micron Technology Inc (a),*	2,425	80	—	—	2,425	80
Qualcomm Inc	8,823	699	2,754	218	11,577	917
Texas Instruments Inc *	2,550	122	—	—	2,550	122
Xilinx Inc *	940	44	—	—	940	44
		$3,183		$1,472		$4,655
Software - 5.60%
Actuate Corp (a),*	—	—	6,676	32	6,676	32
Adobe Systems Inc (a)	968	70	7,689	556	8,657	626
Akamai Technologies Inc (a),*	1,300	79	—	—	1,300	79
Autodesk Inc (a)	3,900	220	2,720	153	6,620	373
CA Inc *	1,118	32	—	—	1,118	32
Citrix Systems Inc (a),*	8,551	535	—	—	8,551	535
Dun & Bradstreet Corp/The *	131	14	—	—	131	14
Fair Isaac Corp *	—	—	2,340	149	2,340	149
Fidelity National Information Services Inc *	1,700	93	—	—	1,700	93
Fiserv Inc (a),*	920	56	—	—	920	56
Informatica Corp (a)	—	—	2,347	84	2,347	84
Intuit Inc *	708	57	—	—	708	57
Microsoft Corp *	96,544	4,026	16,555	690	113,099	4,716
Omnicell Inc (a),*	—	—	3,256	94	3,256	94
Oracle Corp *	31,964	1,295	11,911	483	43,875	1,778
Paychex Inc *	1,172	49	—	—	1,172	49
Red Hat Inc (a),*	17,905	990	—	—	17,905	990
Salesforce.com Inc (a),*	1,141	66	—	—	1,141	66
Tyler Technologies Inc (a),*	—	—	1,677	153	1,677	153
VMware Inc (a),*	9,660	935	—	—	9,660	935
		$8,517		$2,394		$10,911
Telecommunications - 2.28%
AT&T Inc	21,209	750	7,910	280	29,119	1,030
CenturyLink Inc *	1,202	44	—	—	1,202	44
China Mobile Ltd ADR	—	—	3,469	169	3,469	169
Cisco Systems Inc	22,608	562	7,750	192	30,358	754
Corning Inc	3,036	67	8,993	197	12,029	264
Frontier Communications Corp *	3,614	21	—	—	3,614	21
Harris Corp *	368	28	—	—	368	28
Juniper Networks Inc (a)*	1,712	42	—	—	1,712	42
Motorola Solutions Inc *	1,300	87	—	—	1,300	87
Polycom Inc (a),*	—	—	5,889	74	5,889	74
T-Mobile US Inc (a),*	2,300	77	—	—	2,300	77
Verizon Communications Inc *	32,303	1,580	5,007	245	37,310	1,825
Windstream Holdings Inc *	2,155	21	—	—	2,155	21
		$3,279		$1,157		$4,436
Toys, Games & Hobbies - 0.21%
Hasbro Inc	421	23	2,237	119	2,658	142
Mattel Inc	2,700	105	4,096	159	6,796	264
		$128		$278		$406
Transportation - 1.22%
CH Robinson Worldwide Inc *	12,330	786	—	—	12,330	786
CSX Corp *	2,409	74	—	—	2,409	74
Expeditors International of Washington Inc	—	—	6,987	308	6,987	308
FedEx Corp *	2,064	312	—	—	2,064	312
Norfolk Southern Corp *	735	76	—	—	735	76
Union Pacific Corp	2,192	219	3,266	326	5,458	545
United Parcel Service Inc *	2,676	275	—	—	2,676	275
		$1,742		$634		$2,376
Trucking & Leasing - 0.06%
Greenbrier Cos Inc/The *	—	—	2,047	118	2,047	118

Water - 0.04%
California Water Service Group *	—	—	2,957	72	2,957	72

TOTAL COMMON STOCKS		$152,432		$38,715		$191,147
Total Investments		$155,157		$39,671		$194,828
Other Assets in Excess of Liabilities, Net - 0.05%		$79		$13		$92
Reorganization Costs - (0.00%)		$—		$—		$(64)
TOTAL NET ASSETS - 100.00%		$155,236		$39,684		$194,856

*	The security or a portion of the security will be disposed of in order ot meet the investment objectives and strategies of the Acquiring Fund.

(a)	Non-Income Producing Security

13

Portfolio Summary (unaudited)
Sector	LargeCap Blend Account II	Principal Capital Appreciation Account	Combined Capital Appreciation Portfolio
Consumer, Non-cyclical	20.23%	17.50%	19.66%
Financial	16.40%	16.67%	16.46%
Technology	11.62%	14.83%	12.27%
Industrial	12.59%	11.75%	12.42%
Consumer, Cyclical	11.11%	12.08%	11.32%
Communications	11.63%	8.08%	10.91%
Energy	9.37%	9.31%	9.36%
Basic Materials	2.58%	4.51%	2.97%
Utilities	2.66%	2.83%	2.69%
Exchange Traded Funds	1.76%	2.41%	1.89%
Investments Sold Short	0.00%	0.00%	0.00%
Other Assets in Excess of Liabilities, Net	0.05%	0.03%	0.05%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

LargeCap Blend Account II			Futures Contracts
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation/(Depreciation)
S&P 500 Emini; September 2014*	Long	32	$3,079	$3,124	$45
Total					$45
Amounts in thousands except contracts

LargeCap Blend Account II	Short Sales Outstanding
COMMON STOCKS - 0.00%	Shares	Value (000's)
Oil & Gas - 0.00%
Seventy Seven Energy Inc. (a), *	42	$1

TOTAL COMMON STOCKS (proceeds $1)	$1
TOTAL SHORT SALES (proceeds $1)	$1

(a)	Non-Income Producing Security

14

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

1. Description of the Funds

LargeCap Blend Account II and Principal Capital Appreciation Account are series of Principal Variable Contracts Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On December 9, 2014, the Board of Directors of Principal Variable Contracts Funds, Inc., LargeCap Blend Account II approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, Principal Capital Appreciation Account will acquire all the assets of LargeCap Blend Account II subject to the liabilities of such Account, in exchange for a number of shares equal to the pro rata net assets of Principal Capital Appreciation Account.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2014. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Blend Account II and Principal Capital Appreciation Account at June 30, 2014. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Blend Account II and Principal Capital Appreciation Account for the twelve months ended June 30, 2014. The statements have been derived from the Accounts’ respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Blend Account II and Principal Capital Appreciation Account under U.S. generally accepted accounting principles. In accordance with U.S. generally accepted accounting principles, the fair value of the assets of LargeCap Blend Account II will become the cost basis of such assets transferred to Principal Capital Appreciation Account on the date of the combination and the results of operations of Principal Capital Appreciation Account for pre-combination periods will not be restated. Principal Capital Appreciation Account will be the surviving fund for accounting purposes.

LargeCap Blend Account II will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total approximately $21,000. LargeCap Blend Account II will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of Principal Capital Appreciation Account and reinvesting the proceeds in securities that would be compatible. Approximately 70% of LargeCap Blend Account II's securities will be disposed of. These trading costs are estimated to be $43,235 for LargeCap Blend Account II. The estimated gain would be $20,307,000 ($1.40 per share) for LargeCap Blend Account II on a U.S.GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Accounts incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:

Security Valuation. LargeCap Blend Account II and Principal Capital Appreciation Account (the Accounts) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

15

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Accounts’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular Account are charged to that Account. Other expenses not directly attributed to a particular Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. Dividends and distributions to shareholders of the Accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

16

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Accounts intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended June 30, 2014, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2011-2014. No examinations are in progress at this time.

4. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the period ended June 30, 2014, LargeCap Blend Account II borrowed from the Facility. The interest expense associated with these borrowings is included in the other expenses on the statements of operations.

In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the period ended June 30, 2014, the Accounts had no activity with the joint line of credit.

Foreign Currency Contracts. The Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objective. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

17

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Joint Trading Account. The Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Accounts based on their pro rata participating ownership interest in the joint trading account.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. The Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Short Sales. LargeCap Blend Account II entered into short sales transactions during the year. A short sale is a transaction in which a account sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The account must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The Account is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. An Account is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The account is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The account may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

18

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives June 30, 2014			Liability Derivatives June 30, 2014
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
LargeCap Blend Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$45	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—

*
Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
LargeCap Blend Account II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$446	$(67)
Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the Accounts and the notional values of the futures contracts will vary in accordance with changing cash balances. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended June 30, 2014.

5. Fair Valuation

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

•
Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

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Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

5. Fair Valuation (Continued)

•
Level 3 - Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Account’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchase/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Account’s assets and liabilities. There were no significant transfers into or out of Level 3.

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Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

5. Fair Valuation (Continued)

The following is a summary of the inputs used as of June 30, 2014, in valuing the Accounts’ securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
LargeCap Blend Account II
Common Stocks*	$152,432	$—	$—	$152,432
Investment Companies	2,725	—	—	2,725
Total investments in securities	$155,157	$—	$—	$155,157
Short Sales
Common Stocks*	(1)	—	—	(1)
Assets
Equity Contracts**
Futures	$45	$—	$—	$45

Principal Capital Appreciation Account
Common Stocks*	$38,715	$—	$—	$38,715
Investment Companies	956	—	—	956
Total investments in securities	$39,671	$1	$—	$39,671

*	For additional detail regarding sector classifications, please see the Schedule of Investments.

**	Futures, foreign currency contracts, and swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of Principal Capital Appreciation Account that would have been issued at June 30, 2014, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Blend Account II as of June 30, 2014, divided by the net asset value per share of Principal Capital Appreciation Account as of June 30, 2014. The pro forma number of shares outstanding, by class, for the combined Account can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in Account shares as if the Reorganization had taken place on June 30, 2014. The expenses of LargeCap Blend Account II were adjusted assuming the fee structure of Principal Capital Appreciation Account was in effect for the twelve months ended June 30, 2014.

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